UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

NEOSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10909	22-2343568
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue, Suite 450
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of NeoStem, Inc. (the “Company”) contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this Report, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan", "intend," "may," "will," "expect," "believe", "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) the Company’s ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company’s ability to obtain sufficient capital or a strategic business arrangement to fund its operations; (iii) the Company’s ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company’s control; (v) scientific and medical developments beyond the Company’s control; (vi) the Company’s inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company’s current or future patent applications result in issued patents; and (viii) the other factors listed under “Risk Factors” in our annual report on Form 10-K/A for the year ended December 31, 2007 and other reports that we file with the Securities and Exchange Commission. The Company’s filings with the Securities and Exchange Commission are available for review at www.sec.gov under “Search for Company Filings.”  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

On September 2, 2008, the Company completed a private placement of securities pursuant to which $1,250,000 in gross proceeds were raised (the “September 2008 private placement”). On September 2, 2008, the Company entered into a Subscription Agreement (the "Subscription Agreement") with RimAsia Capital Partners, L.P., a pan-Asia private equity firm (the "Investor"). Pursuant to the Subscription Agreement, the Company issued to the Investor one million units (the "Units") at a per-unit price of $1.25, each Unit comprised of one share of its common stock, par value $.001 per share (the "Common Stock") and one redeemable five-year warrant to purchase one share of Common Stock at a purchase price of $1.75 per share (the "Warrants"). The Warrants are not exercisable for a period of six months and are redeemable by the Company if the Common Stock trades at a price equal to or in excess of $3.50 for a specified period of time or the dollar value of the trading volume of the Common Stock for each day during a specified period of time equals or exceeds $100,000. In the September 2008 private placement, the Company thus issued 1,000,000 Units to the Investor consisting of 1,000,000 shares of Common Stock and 1,000,000 redeemable Warrants, for an aggregate purchase price of $1,250,000.

Pursuant to the terms of the Subscription Agreement, the Company is required to prepare and file no later than one hundred and eighty (180) days after the closing of the September 2008 private placement, a Registration Statement with the SEC to register the resale of the shares of Common Stock issued to Investor and the shares of Common Stock underlying the Warrants.

The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), for offers and sales of securities outside the United States in offshore transactions (as defined in Regulation S and Rule 902 thereunder) and may not be resold in the United States or to U.S. Persons (as defined in Regulation S and Rule 902 thereunder) unless registered under the Securities Act or pursuant to an exemption from registration under the Securities Act. Hedging transactions involving such securities may not be conducted unless in compliance with the Securities Act. In issuing such securities pursuant to Regulation S, no directed selling efforts were made in the United States, and the Company relied on representations from the Investor including as to its status as a non-U.S. Person and other representations sufficient to satisfy the Company that the securities were being issued in an offshore transaction, as well as other matters including restrictions on resale of the securities during a specified distribution compliance period.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 29, 2008, the Company entered into letter agreements with Dr. Robin L. Smith, its Chairman of the Board and Chief Executive Officer, Larry A. May, its Chief Financial Officer and Catherine M. Vaczy, its Vice President and General Counsel, pursuant to which, in response to the Company’s efforts to conserve cash, each of these officers agreed to accept shares of the Company’s Common Stock in lieu of unpaid accrued salary. Dr. Smith agreed to accept in lieu of $24,437.50 in unpaid salary accrued during the period July 15, 2008 through August 31, 2008, 33,941 shares of the Company's Common Stock. Mr. May agreed to accept in lieu of $10,687.50 in unpaid salary accrued during the period July 15, 2008 through August 31, 2008, 14,844 shares of the Company's Common Stock. Ms. Vaczy agreed to accept in lieu of $10,578.50 in unpaid salary accrued during the period July 15, 2008 through August 31, 2008, 14,692 shares of the Company's Common Stock. The number of shares so issued to each officer was based on $0.72, the closing price of the Common Stock on August 27, 2008, for which the Company agreed to pay total withholding taxes. All such shares were issued under the Company's 2003 Equity Participation Plan, as amended. The Compensation Committee of the Board of Directors approved these arrangements on August 28, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Form of Subscription Agreement among NeoStem, Inc. and RimAsia Capital Partners, L.P.

Exhibit 10.2	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. issued to RimAsia Capital Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Catherine M. Vaczy
Vice President and General Counsel

Dated: September 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Subscription Agreement between NeoStem, Inc. and RimAsia Capital Partners, L.P.

Exhibit 10.2	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. issued to RimAsia Capital Partners, L.P.